    Exhibit 99.2

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.
REDACTED MATERIAL IS MARKED WITH [***].

Purchase Plan

Purchase Plan, adopted June 18, 2025 (the “Purchase Plan”, and such date, the “Adoption Date”), among: (a) Keith Humphreys; (b) Daniel Ninivaggi; (c) Barbara Ryan; (d) Mark Stejbach and (e) David Wheadon; (each of (a), (b), (c), (d) and (e), a “Purchaser”, and collectively “Purchasers”); and (f) J.P. Morgan Securities LLC (“JPMS”).

RECITALS

WHEREAS, the Purchasers desire to establish this Purchase Plan to buy ordinary shares, $0.50 nominal value per share (the “Stock”) of Indivior PLC (the “Issuer”).

WHEREAS, the Purchasers desire to buy a total number of shares of Stock with an aggregate purchase price (before deduction of standard and customary commissions and fees) of between $680,000 (the “Minimum Total Buying Limit”) and $715,000 (the “Maximum Total Buying Limit”) from the Purchase Commencement Date to the Purchase Plan End Date (all shares of Stock purchased pursuant to this Purchase Plan, the “Total Plan Shares”);

WHEREAS, the Purchasers desire to engage JPMS to effect purchases of shares of Stock in accordance with the Purchase Plan;

NOW, THEREFORE, the Purchasers and JPMS hereby agree as follows:

A. IMPLEMENTATION OF THE PURCHASE PLAN

1.    JPMS shall effect purchases (each a “Purchase”) of shares of Stock only on days on which the NasdaqGS (the “Exchange”) is open and the Stock trades regular way on the Exchange (“Trading Day”), pursuant to the specific instructions specified on Schedule A.

2.    Each Purchaser acknowledges and agree that JPMS will handle the above order on a best efforts basis. In the event any limit prices of orders are away from the prevailing market at any time, there can be no assurance that such orders will be executed in whole or in part. Each Purchaser agrees that all orders may be partially executed and will not be treated as an all or none order.

3.    In accordance with JPMS’s customary procedures, JPMS will deposit shares of Stock purchased hereunder into the JPMorgan Chase Bank, N.A. Asset Custody Account or JPMS Margin Brokerage Account (“Account”) of each Purchaser against payment to JPMS (which, for the avoidance of doubt, may be made by such Purchaser or by Issuer on such Purchaser’s behalf pursuant to Paragraph A.4). Purchasers will be notified of all transactions pursuant to customary trade confirmations. Each Purchaser’s obligation to make payment in respect of any shares of Stock purchased for the Purchaser prior to any termination hereof shall survive such termination hereof.

4.    JPMS will charge its reasonable and customary commissions for the purchase of shares of Stock under this Purchase Plan, together with any other expenses incurred by JPMS in connection with such purchases. For the avoidance of doubt, each Purchaser authorizes the Issuer to make payment to JPMS of the purchase price on their behalf.

5.    The Total Plan Shares, other share amounts and prices, if applicable, set forth above and in Schedule A shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Stock or any change in capitalization with respect to the Issuer that occurs during the term of this Purchase Plan.

6.    Subject to Paragraph E.6, purchases will commence under this Purchase Plan on the Purchase Commencement Date, as defined in Schedule A, and shall terminate on the earlier of (a) the close of business on the Purchase Plan End Date, as defined in Schedule A; (b) the date on which the Total Plan Shares have been purchased; (c) the date this Purchase Plan is terminated pursuant to Section D; (d) if applicable, the dissolution or termination of any Purchasers’ existence under applicable law, provided that any such dissolution or termination shall be made in good faith and not (i) for the purpose of indirectly causing termination of this Purchase Plan, (ii) as a part of a plan or scheme to evade the prohibitions of Rule 10b5-1 or other applicable securities laws, or (iii) as a part of a plan or scheme to evade the provisions of Section E of this Purchase Plan; (e) the date on which the unit of JPMS responsible for executing purchases of Stock pursuant to this Purchase Plan receives notice or otherwise becomes aware of (i) the closing of a tender or exchange offer with respect to the Stock or of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Issuer as a result of which the Stock is to be exchanged or converted into shares of another company or for other consideration; or (ii) the commencement or impending commencement of any proceedings in respect of or triggered by Purchasers’ bankruptcy or insolvency; or (f) the failure of the Purchasers to comply with Paragraph A.3 above. Notwithstanding the above, this Purchase Plan shall not be considered effective, but instead shall be considered null and void, if at least one of the accounts referenced in A.3 above has not been established in the name of each of the Purchasers and open for the receipt of Stock by the Purchase Commencement Date. Each Purchaser understands that such an account cannot be opened until JPMS, and its affiliates have performed customer due diligence and customer identification in accordance with internal policies and procedures and relevant federal laws including, but not limited to, the Bank Secrecy Act as amended by the USA PATRIOT Act and the regulations promulgated thereunder.  Each Purchaser understands that there may be significant time delays during this process and that an account may not be open for the receipt of Stock by the Purchase Commencement Date.

7.    Each Purchaser acknowledges and agrees that it does not have authority, influence, or control over any purchases of Stock effected by JPMS pursuant to this Purchase Plan, and will not attempt to exercise any authority, influence or control over such purchases. JPMS agrees not to seek advice from Purchasers with respect to the manner in which it effects purchases under this Purchase Plan. JPMS may use its discretion in how to work the order to attempt to achieve the best execution below the maximum price per share, but at no time will the Purchasers communicate to JPMS any instructions on how to execute the order.

8.    Purchasers will be notified of all transactions pursuant to customary trade confirmations that are provided in the normal course of business. In addition, JPMS will use reasonable efforts to notify both the Issuer and the Purchasers via email of each transaction pursuant to this Purchase Plan no later than one Trading Day after the trading date of such transaction. Such notifications shall be sent to the following distribution list as indicated in Schedule A, or such other persons as the Issuer may direct in writing from time to time.

9.    Each Purchaser understands that JPMS may not be able to effect a purchase due to a market disruption or a legal, regulatory or contractual restriction or internal policy applicable to JPMS. If any purchase cannot be executed as required by Paragraph A.1, due to a market disruption, a legal, regulatory or contractual restriction applicable to JPMS or any other such event, such purchase shall be cancelled and shall not be effected pursuant to this Purchase Plan, and, notwithstanding any language to the contrary herein, there shall be no carryover associated with such cancelled purchase.

10.    It is the intent of the parties that this Purchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Securities Exchange Act of 1934 (the “Exchange Act”) and this Purchase Plan shall be interpreted to comply with the requirements thereof. JPMS shall comply with the requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Exchange Act in connection with Purchases of Stock in the open market pursuant to this Purchase Plan. Each Purchaser agrees not to take any action or cause another person to take any action that would cause Purchases not to comply with Rule 10b-18 or Rule 10b5-1.

B. REPRESENTATIONS AND AGREEMENTS OF PURCHASERS

1.    Each Purchaser (on behalf of itself and all persons holding any interest in or authority over such Purchaser, including without limitation trustees, beneficiaries,

grantors and their successors; such persons collectively, “Purchaser Related Persons”) represents and warrants that as of the time of execution of, and entering into, this Purchase Plan, (a) to the best of such Purchaser’s knowledge there is no blackout period (as defined in 17 C.F.R. Section 245.100(b), a “Blackout Period”) in effect for the Issuer, (b) neither such Purchaser nor any Purchaser Related Person is aware of any material, nonpublic information with respect to the Issuer or any securities of the Issuer (including the Stock) or of the actual or approximate beginning or ending dates of a Blackout Period for Issuer, and (c) such Purchaser is entering into this Purchase Plan, and the transactions contemplated herein, in good faith and not as part of a plan or scheme to evade the prohibitions of any applicable laws or regulations, such as Rules 10b5-1 and 10b-18 under the Exchange Act. Each Purchaser further agrees to act in good faith with regard to this Purchase Plan, including without limitation any suspension, termination and/or amendment. For the avoidance of doubt, to the extent a Purchaser is a director or officer of the Issuer (as defined in Rule 16a-1(f) under the Exchange Act, and regardless of whether Issuer is otherwise subject to Section 16 of the Exchange Act and the rules thereunder), such Purchaser’s representations in clauses (b) and (c) of this Paragraph B.1 are intended as “certifying” representations for purposes of Rule 10b5-1(c)(1)(ii)(C) under the Exchange Act.

2.    At the time of each Purchaser’s execution of this Purchase Plan, neither such Purchaser nor any Purchaser Related Person has: (a) entered into or altered a corresponding or hedging transaction with respect to the Total Plan Shares; or (b) entered into or given any additional contract, instruction, or plan that would qualify for the affirmative defense under Rule 10b5-1(c)(1) under the Exchange Act. While this Purchase Plan remains in effect, each Purchaser agrees: (c) not to enter into any such transaction described in clause (a); and (d) not to enter into or give any additional contract, instruction or plan described in clause (b) without the prior consent of JPMS. JPMS will require certain representations from an applicable Purchaser and acknowledgement of Issuer as a condition to granting such consent.

3.    Each Purchaser agrees to make all filings, if any, required under and monitor such Purchaser’s own compliance with Sections 13(d), 13(g) and 16 of the Exchange Act.

4.    Each Purchaser acknowledges and agrees that JPMS has no duty to determine whether Purchasers have violated Sections 13(d), 13(g) or 16 of the Securities Exchange Act of 1934, as amended, or the rules adopted by the SEC thereunder, or any other laws or regulations applicable to the Purchasers in connection with this Purchase Plan. Each Purchaser understands that this Plan in no way alters such Purchaser’s obligations and responsibilities under Section 16, including those prohibitions against short swing profits. JPMS has no duty to ascertain or advise on any reporting or disclosure requirements that may apply to the Issuer (including, without limitation, the obligations contained in the U.S. Securities and Exchange Commission’s December 2022 rulemaking regarding Rule 10b5-1 under the Exchange Act and related matters (publicly available at 87 Federal Register 80362 (Dec. 29, 2022)).

5.    Each Purchaser understands the laws and regulations of U.S. states or non-United States jurisdictions (collectively, “State or Foreign Regulation”) may impose further restrictions or limitations on purchases of shares of Stock by or on behalf of such Purchaser. State or Foreign Regulation may include, without limitation, the European Union Market Abuse Regulation (Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014). Each Purchaser acknowledges and agrees that JPMS has no duty to determine whether any State or Foreign Regulation would impose restrictions or limitations on this Purchase Plan. Each Purchaser understands that this Purchase Plan in no way alters such Purchaser’s obligations and responsibilities, or the obligations and responsibilities of the Issuer, under State or Foreign Regulation. For the avoidance of doubt, references in this Purchase Plan to applicable laws, regulations and legal/regulatory restrictions shall be construed to include any applicable State and Foreign Regulation.

6.    Each Purchaser acknowledges and agrees that JPMS has not provided such Purchaser with any tax, accounting or legal advice. Each Purchaser understands that such Purchaser should seek the advice of counsel regarding this Purchase Plan and the various securities and tax law issues related thereto.

7.    Each Purchaser agrees to notify JPMS immediately in the event of (a) trading restrictions being imposed as the result of any applicable regulatory prohibition or lock up event restricting purchases by or on behalf of affiliates, such as a stock offering or tender offer; (b) circumstances that would cause the purchases contemplated by this Purchase Plan not to qualify as “Rule 10b-18 purchases” as defined in Rule 10b-18(a)(13); or (c) “Rule 10b-18 purchases” of the Stock by the Purchasers other than those contemplated by this Purchase Plan.

8.    Each Purchaser represents and warrants that (a) such Purchaser is able to purchase shares of Stock, as contemplated by this Purchase Plan, in accordance with the Issuer’s insider trading policies, and (b) such Purchaser has, without contravening the representations and warranties in Paragraph B.2, obtained the acknowledgement of the Issuer to enter into this Purchase Plan.

9.    To the extent this Purchase Plan constitutes a contract, instruction or plan described in Rule 10b5-1(c)(1)(ii)(E) (a “Single-Trade Plan”), each Purchaser represents and warrants that it has not entered into, and will not enter into, another Single-Trade Plan within 12 months before or after the Adoption Date of this Purchase Plan.

C. INDEMNIFICATION AND LIMITATION ON LIABILITY

1.    Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless JPMS and its directors, officers, employees and affiliates from and against all claims, losses, damages and liabilities (including without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or attributable to JPMS’s actions taken or not taken in compliance with this Purchase Plan or arising out of or attributable to any breach by such Purchaser of this Purchase Plan (including such Purchaser’s representations and warranties hereunder) or any violation by such Purchaser of applicable laws or regulations. This indemnification shall survive termination of this Purchase Plan. Notwithstanding the foregoing, the Purchasers shall have no indemnification obligation to the extent any claims, losses, damages or liabilities are due to the gross negligence, recklessness or willful misconduct of JPMS or any other person indemnified pursuant to this Paragraph C.1.a.

2.    Notwithstanding any other provision hereof, JPMS shall not be liable to any Purchaser for: (a) special, indirect, punitive, exemplary or consequential damages, or incidental losses or damages of any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen; or (b) any failure to perform or to cease performance or any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.

D. SUSPENSION, TERMINATION AND AMENDMENT

1.    This Purchase Plan may be (a) suspended or terminated by Issuer at any time upon one Trading Day prior written notice or (b) terminated by the Purchasers collectively at any time upon one Trading Day prior written notice; provided however that JPMS may in its sole discretion decide to suspend or terminate on the same Trading Day that written notice is provided, if JPMS deems such action practicable. Any such suspension or termination shall be made in good faith and not as a part of a plan or scheme to evade the prohibitions of Rule 10b5-1 or other applicable securities laws. JPMS will require certain representations from each Purchaser and acknowledgement of Issuer as a condition to such suspension or termination.

2.This Purchase Plan shall be suspended, or at JPMS’s option, terminated, with respect to the Purchasers collectively, if JPMS receives notice, whether pursuant to Paragraph B.7 or otherwise, of (a) the occurrence of any legal, contractual or regulatory restriction applicable to Purchasers or their affiliates, including without limitation, any restriction related to a merger or acquisition, or (b) a stock offering requiring an affiliate lock-up, that would prohibit purchases pursuant to this Purchase Plan, or (c) if the Stock has been delisted from the Exchange, or becomes subject to the delisting procedure from the Exchange.

3.    The Purchasers collectively may amend or modify the economic trading parameters of this Purchase Plan (such as the number, size, price and timing of orders, or the percentage allocation of purchased shares among Purchasers) only upon the written consent of JPMS. Any such amendment or modification shall be made in good faith and not as a part of a plan or scheme to evade the prohibitions of Rule 10b5-1 or other applicable securities laws. Each Purchaser agrees that they will not amend or modify this Purchase Plan at any time: (a) that a Blackout Period is in effect for the Issuer or (b) that any Purchaser or any person controlling any Purchaser (as such term is defined in Rule 405 under the Securities Act), or any Purchaser Related Person, is aware of any material non-public information about the Issuer and/or the Stock or of the actual or approximate beginning or ending dates of a Blackout Period for Issuer. JPMS will require certain representations from Purchasers and acknowledgement of Issuer as a condition to such amendment or modification.

E. GENERAL

1.    This Purchase Plan shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles. Except for modifications or amendments governed by Paragraph D.3, this Purchase Plan may be modified or amended only by a writing signed by the parties hereto and acknowledged by the Issuer.

2.    This Purchase Plan shall be subject to all terms and conditions governing the Purchasers’ Accounts, including the General Terms for Accounts and Services, the Asset Account Agreement and the JPMS Brokerage Agreement, including such provisions dealing with binding arbitration and waiving the right to litigate. This Purchase Plan, together with the terms and conditions referenced in the preceding sentence, as well as any amendments or modifications made pursuant to this Purchase Plan and those terms and conditions, represent the complete agreement between the parties on these subjects.

3.    For the avoidance of doubt, to the extent this Purchase Plan requires Purchasers or any Purchaser Related Person to comply with the internal policies or procedures of the Issuer, each Purchaser acknowledges and agrees that JPMS may rely solely on Purchasers’ execution of this Purchase Plan and has no duty to inquire independently as to Purchasers’ or any Purchaser Related Person’s compliance with such Issuer policies or procedures.

4.    All notices to JPMS under this Purchase Plan shall be given to JPMS by email: jpm_10b5-1@jpmchase.com.

5.    Purchasers’ rights and obligations under this Purchase Plan may not be assigned or delegated without the written permission of JPMS.

6.    This Purchase Plan shall not be effective until executed by all Purchasers and JPMS and acknowledged by Issuer. This Purchase Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature page follows.]

Signature(s):

By: /s/ Keith Humphreys	Date: 06/18/25
Name: Keith Humphreys

By: /s/ Daniel Ninivaggi	Date: 06/18/25
Name: Daniel Ninivaggi

By: /s/ Barbara Ryan	Date: 06/18/25
Name: Barbara Ryan

By: /s/ Mark Stejbach	Date: 06/18/25date1\
Name: Mark Stejbach

By: /s/ David Wheadon	Date: 06/19/25
Name: David Wheadon

J.P. Morgan Securities LLC Signature:

By: /s/ Richelle Mackiewicz	Date: 06/20/25
Name: Richelle Mackiewicz
Title: Managing Director

Acknowledged by the Issuer (Indivior PLC):
Acknowledged:

By: /s/ Alice Givens	Date: 06/19/25
Name: Alice Givens
Title: Company Secretary

Schedule A

Issuer: Indivior PLC

Ticker: INDV

Purchasers: (a) Keith Humphreys; (b) Daniel Ninivaggi; (c) Barbara Ryan;     (d) Mark Stejbach; and (e) David Wheadon;

Purchasers’ Affiliation Status (check all that apply):
    ____x______Affiliate under Rule 144
    ____x_____Insider under Section 16 of the Exchange Act1;
    __________Officer
     ____x_____Director
    _________Large Shareholder (i.e. 10%+)
    ____________Not an affiliate under Rule 144, but subject to Issuer’s trading windows
    _________
        _     Other
Note: Each Purchaser is a Non-Employee Director and all have the same Affiliation Status

•Plan Trading Period: October 1, 2025 (“Purchase Commencement Date”) through and including July 6, 2026 (“Purchase Plan End Date”)
•Minimum Total Buying Limit (aggregate purchase price, before deduction of standard and customary commissions and fees, of the Total Plan Shares): $680,000
•Maximum Total Buying Limit (aggregate purchase price, before deduction of standard and customary commissions and fees, of the Total Plan Shares): $715,000

Distribution List:
•Keith Humphreys ([***])
•Daniel Ninivaggi ([***])
•Barbara Ryan ([***])
•Mark Stejbach ([***])
•David Wheadon ([***])
1 This check box applies even if Issuer is a “foreign private issuer” exempt from the substantive requirements of section 16 of the Exchange Act.

•Indivior PLC ([***])

On the first Trading Day of each Quarterly Trading Period1 as defined in the table below, JPMS will use best efforts to place an order to purchase, at the then prevailing market price, a number of shares of Indivior PLC in a size reasonably designed to ensure that, if the order is executed in full, will result in an aggregate purchase price within the minimum and maximum dollar amounts for such Quarterly Trading Period as shown in the table below. Each order will be good through the last Trading Day of the defined Quarterly Trading Period.
Table I
Quarterly Trading Periods (“QTP”)

QTP #	Start Date[1]	End Date
1*	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]

QTP #	Order #	Quarterly Trading Period
		Start Date	End Date	Minimum Dollar Amount to Purchase each Trading Period	Maximum Dollar Amount to Purchase each Trading Period	Market Price
1*	1	[***]	[***]	[***]	[***]	[***]
2	2	[***]	[***]	[***]	[***]	[***]
3	3	[***]	[***]	[***]	[***]	[***]
4	4	[***]	[***]	[***]	[***]	[***]

Total Plan Purchase Amount =	$680,000	$715,000

JPMS shall effect the purchase of shares of Indivior PLC (up to a maximum of Total Plan Shares) as follows:
•In no case shall purchases under this Purchase Plan on a single day exceed 25% of the maximum daily volume permitted for such day under Rule 10b-18(b)(4).
There will be no “block purchases” (as the term is used in Rule 10b-18) of Stock permitted under this Purchase Plan.

Following the completion of each purchase order, the percentage of purchased shares to allocate to each Purchaser, subject to normal rounding principles, shall be as follows:

Percentage of Purchased Shares to Allocate to Each Purchaser

Purchaser:	%
Keith Humphreys	15.9091%
Daniel Ninivaggi	15.9091%
Barbara Ryan	15.9091%
Mark Stejbach	15.9091%
David Wheadon	36.3636%
Totals:	100.0000%

1The actual first Trading Day of the Trading Period #1 (and thus the actual Purchase Commencement Date) shall be the latest of (but no later than the 121st day following the adopted date):
i.the date indicated above as the start of the Trading Period
ii.the 91st day following the date on which the adopted date indicated in the first paragraph of this Purchase Plan falls; and
iii.the third Trading Day following the disclosure of the Issuer’s financial results on Form 10-Q or Form 10-K for the completed fiscal quarter in which the Adoption Date indicated in the first paragraph of this Purchase Plan falls.
JPMS’s obligation to place these orders is conditioned upon JPMS receiving written confirmation from Issuer (via email to jpm_10b5-1@jpmchase.com) of the exact date as determined pursuant to the formula above.  JPMS shall handle orders for such Trading Period on the best-efforts basis described in Paragraph A.2 of this plan, which in some cases may mean handling such orders the business day following receipt of Issuer confirmation.